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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report included in Sirrom Capital Corporation and subsidiaries annual report on Form 10-K for the fiscal year ended December 31, 1997 incorporated by reference in or made part of this registration statement.

                                       /s/ Arthur Andersen LLP
                                           -------------------
                                           ARTHUR ANDERSEN LLP

Nashville, Tennessee
April 29, 1998